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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 13, 2002


                        American Honda Receivables Corp.
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             (Exact name of registrant as specified in its charter)



        California                   333-71022                   33-0526079
----------------------------    ------------------------      ----------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


     American Honda Receivables Corp.
          700 Van Ness Avenue
          Torrance, California                                    90501
----------------------------------------                       ----------
(Address of Principal Executive Offices)                       (Zip Code)



        Registrant's telephone number, including area code (310) 781-4100
                                                           -------------------

                                    No Change
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          (Former name or former address, if changed since last report)


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     Item 5. Other Events


         In connection with the offering of Honda Auto Receivables 2002-2 Owner Trust, described in the related Prospectus Supplement, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").


     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Not applicable

     (b) Not applicable

     (c) Exhibit 99.1 - Related Computational Materials (as defined in Item 5 above).



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                                   SIGNATURES


     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    American Honda Receivables Corp.

                                    Registrant



                                    By: /s/ Y. Kohama
                                        ------------------------------------
                                        Name:  Y. Kohama
                                        Title: President



Dated:  May 14, 2002


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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.       Description
-----------       -----------
99.1              Related Computational Materials (as defined in Item 5 above).